UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 18, 2020

KILROY REALTY CORPORATION
KILROY REALTY, L.P.
(Exact name of registrant as specified in its charter)

Kilroy Realty Corporation	Maryland	001-12675	95-4598246
	(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

Kilroy Realty, L.P.	Delaware	000-54005	95-4612685
	(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200, Los Angeles, California, 90064
(Address of principal executive offices) (Zip Code)
(310)
481-8400
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Name of each exchange on which registered	Ticker Symbol
Kilroy Realty Corporation	Common Stock, $.01 par value	New York Stock Exchange	KRC

Securities registered pursuant to Section 12(g) of the Act:

Registrant	Title of each class
Kilroy Realty, L.P.	Common Units Representing Limited Partnership Interests

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):
☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐
Soliciting material pursuant to Rule
14a-12
under the Exchange Act (17 CFR
240.14a-12)
☐
Pre-commencement
communications pursuant to Rule
14d-2(b)
under the Exchange Act (17 CFR
240.14d-2(b))
☐
Pre-commencement
communications pursuant to Rule
13e-4(c)
under the Exchange Act (17 CFR
240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR §
240.12b-2).
Kilroy Realty Corporation:
Emerging growth company
☐
Kilroy Realty, L.P.:
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Kilroy Realty Corporation ☐	Kilroy Realty, L.P. ☐

ITEM 8.01	OTHER EVENTS

On February 18, 2020, Kilroy Realty Corporation (the “Company”) entered into (a) forward sale agreements (the “Forward Sale Agreements”) with each of JPMorgan Chase Bank, National Association, Barclays Bank PLC, Bank of America, N.A. and Wells Fargo Bank, National Association (collectively, the “Forward Purchasers”), and (b) together with Kilroy Realty, L.P. (the “Operating Partnership”), an underwriting agreement with J.P. Morgan Securities LLC, Barclays Capital Inc., BofA Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule A thereto (the “Underwriters”), and the Forward Sellers referred to below (the “Underwriting Agreement”). The Underwriting Agreement provides for the public offering of up to an aggregate of 5,750,000 shares (including 750,000 shares that the Underwriters have the option to purchase) of the Company’s common stock, par value $0.01 per share (“common stock”), at a public offering price of $86.00 per share.
The Forward Purchasers or their affiliates (in such capacity, the “Forward Sellers”), at the Company’s request, borrowed from third parties and sold an aggregate of 5,750,000 shares of the Company’s common stock, including the 750,000 shares in connection with the Underwriters’ exercise of their option to purchase additional shares, to the Underwriters on February 21, 2020 in connection with the closing of the offering. The Company currently expects (subject to the Company’s right to elect cash or net share settlement subject to certain conditions) to issue and sell, upon physical settlement of the Forward Sale Agreements on one or more settlement dates specified by the Company within approximately one year from February 18, 2020, an aggregate of 5,750,000 shares of the Company’s common stock to the Forward Purchasers at an initial forward sale price of $82.56 per share, subject to certain adjustments to such initial forward sale price as provided in the Forward Sale Agreements.
The shares are being offered under a prospectus supplement and related prospectus filed with the Securities and Exchange Commission pursuant to the Company’s effective shelf registration statement on Form
S-3
(Registration No.
 333-233822)
(the “Shelf Registration Statement”). Copies of the Underwriting Agreement and each Forward Sale Agreement are attached as exhibits to this Current Report on Form
8-K
and are incorporated herein by reference. The description of certain terms of the Underwriting Agreement and the Forward Sale Agreements set forth above is not complete and that description is subject to, and qualified in its entirety by reference to, such exhibits.

In connection with the filing of the prospectus supplement, the Company is filing as Exhibit 5.1 to this Current Report on Form
8-K
an opinion of Ballard Spahr LLP, regarding certain Maryland law issues regarding the Company’s common stock.
Forward-Looking Statements.
This disclosure contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on the Company’s and the Operating Partnership’s current expectations, beliefs and assumptions, and are not guarantees of future performance. Forward-looking statements are inherently subject to uncertainties, risks, changes in circumstances, trends and factors that are difficult to predict, many of which are outside of the Company’s and the Operating Partnership’s control. Accordingly, actual performance, results and events may vary materially from those indicated in the forward-looking statements, and you should not rely on the forward-looking statements as predictions of future performance, results or events. Statements regarding the following subjects, among others, may be forward-looking: the Company’s current expectation (subject to the Company’s right to elect cash or net share settlement subject to certain conditions) to issue and sell, upon physical settlement of the Forward Sale Agreements on one or more settlement dates specified by the Company within approximately one year from February 18, 2020, an aggregate of 5,750,000 shares of the Company’s common stock to the Forward Purchasers at an initial forward sale price of $82.56 per share, subject to certain adjustments to such initial forward sale price as provided in the Forward Sale Agreements. Numerous factors could cause actual future performance, results and events to differ materially from those indicated in the forward-looking statements, including, among others: global market and general economic conditions and their effect on our liquidity and financial conditions and those of our tenants; adverse economic or real estate conditions generally, and specifically, in the States of California and Washington; risks associated with our investment in real estate assets, which are illiquid, and with trends in the real estate industry; defaults on or non-renewal
of leases by tenants; any significant downturn in tenants’ businesses; our ability to re-lease
property at or above current market rates; costs to comply with government regulations, including environmental remediation; the availability of cash for distribution and debt service and exposure to risk of default under debt obligations; increases in interest rates and our ability to manage interest rate exposure; the availability of financing on attractive terms or at all, which may adversely impact our future interest expense and our ability to pursue development, redevelopment and acquisition opportunities and refinance existing debt; a decline in real estate asset valuations, which may limit our ability to dispose of assets at attractive prices or obtain or maintain debt financing, and which may result in write offs or impairment charges; significant competition, which may decrease the occupancy and rental rates of properties; potential losses that may not be covered by insurance; the ability to successfully complete acquisitions and dispositions on announced terms; the ability to successfully operate acquired, developed and redeveloped properties; the ability to successfully complete development and redevelopment projects on schedule and within budgeted amounts; delays or refusals in obtaining all necessary zoning, land use and other required entitlements, governmental permits and authorizations for our development and redevelopment properties; increases in anticipated capital expenditures, tenant improvement and/or leasing costs; defaults on leases for land on which some of our properties are located; adverse changes to, or enactment or implementations of, tax laws or other applicable laws, regulations or legislation, as well as business and consumer reactions to such changes; risks associated with joint venture investments, including our lack of sole decision-making authority, our reliance on co-venturers’ financial condition and disputes between us and our co-venturers; environmental uncertainties and risks related to natural disasters; and our ability to maintain our status as a REIT. These factors are not exhaustive and additional factors could adversely affect our business and financial performance. For a discussion of additional factors that could materially adversely affect the Company’s and the Operating Partnership’s business and financial performance, see the factors included under the caption “Risk Factors” in the Company’s and the Operating Partnership’s annual report on Form
10-K
for the year ended December 31, 2019 and in the Company’s and the Operating Partnership’s other documents filed with (and not furnished to) the Securities and Exchange Commission. All forward-looking statements are based on currently available information, and speak only as of the date on which they are made. The Company and the Operating Partnership assume no obligation to update any forward-looking statement made in this disclosure that becomes untrue because of subsequent events, new information or otherwise, except to the extent we are required to do so in connection with the Company’s and the Operating Partnership’s ongoing requirements under federal securities laws.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

1.1*
Underwriting Agreement dated February 18, 2020, among Kilroy Realty Corporation, Kilroy Realty, L.P. and J.P. Morgan Securities LLC, Barclays Capital Inc., BofA Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the several Underwriters named therein, and the Forward Sellers named therein

1.2*	Forward Sale Agreement dated February 18, 2020, among Kilroy Realty Corporation and JPMorgan Chase Bank, National Association, as Forward Purchaser

1.3*	Forward Sale Agreement dated February 18, 2020, among Kilroy Realty Corporation and Barclays Bank PLC, as Forward Purchaser

1.4*	Forward Sale Agreement dated February 18, 2020, among Kilroy Realty Corporation and Bank of America, N.A., as Forward Purchaser

1.5*	Forward Sale Agreement dated February 18, 2020, among Kilroy Realty Corporation and Wells Fargo Bank, National Association, as Forward Purchaser

5.1*	Opinion of Ballard Spahr LLP

23.1*	Consent of Ballard Spahr LLP (contained in the opinion filed as Exhibit 5.1 hereto)

104	Cover Page Interactive Date File (embedded within the Inline XBRL)

*	Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2020	Kilroy Realty Corporation

	By:	/s/ Merryl E. Werber
Merryl E. Werber
Senior Vice President, Chief Accounting Officer and Controller

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2020	Kilroy Realty, L.P.

	By:	Kilroy Realty Corporation, Its general partner

	By:	/s/ Merryl E. Werber
Merryl E. Werber
Senior Vice President, Chief Accounting Officer and Controller